SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION
13
OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date or earliest event reported):  November 8, 2021

HMG/COURTLAND PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

1-7865	59-1914299
(Commission File No)	(I.R.S. Employer Identification No.)

1870 S. Bayshore Drive	33133
Coconut Grove, Florida	(Zip Code)
(Address of Principal Executive Offices)

(305)854-6803

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-1(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 3, 2021 the Board of Directors of HMG/Courtland Properties, Inc. (the “Company”) determined that it is advisable and in the best interests of the Company and its stockholders to dissolve the Company (the “Dissolution”) and liquidate its assets (the “Liquidation”) subject to obtaining the requisite approval of the Company’s stockholders which is expected to take place in January 2022.

The information provided in this Item 7.01, shall be deemed "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Cautionary Statements

Disclosures in this current report on Form 8-K contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Any such forward-looking statements are made based on information currently known and are subject to various risks and uncertainties, including those contained in the Company’s filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2020, and its quarterly report on Form 10-Q for the quarter ended June 30, 2021. Without limiting the generality of the foregoing, forward-looking statements contained in this current report on Form 8-K specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the Company and its subsidiaries, including whether the Dissolution, the Liquidation, and the other transactions involving the Dissolution and the Liquidation are completed, as expected or at all, and the timing of the Dissolution, the Liquidation and such other transactions, including the timing of when the Company’s common stock will cease trading on the NYSE; whether the conditions to the Dissolution and the Liquidation can be satisfied; whether the operational, financial and strategic benefits of the Dissolution and the Liquidation can be achieved; and whether the costs and expenses of the Dissolution, the Liquidation and the other transactions involving the Dissolution and the Liquidation can be controlled within expectations.  These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMG/COURTLAND PROPERTIES, INC.

	By:	/S/ MAURICE WIENER
Maurice Wiener

Date: November 8, 2021